CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Financial Statements and Experts" and to the incorporation by reference of our report dated October 9, 2002 in this Registration Statement on Form N-14 of The Saratoga Advantage Trust.


                                                   ERNST & YOUNG LLP


New York, New York
November 1, 2002